                                                                   Exhibit 10.38

                                 613,750 Shares

                            PRENTISS PROPERTIES TRUST
                               PURCHASE AGREEMENT

                      Common Shares of Beneficial Interest

                                TABLE OF CONTENTS

                                                                                                             Page
PURCHASE AGREEMENT.............................................................................................1

SECTION 1.      Representations and Warranties.................................................................2

SECTION 2.      Sale and Delivery to the Initial Purchaser; Closing............................................8

         (a)    Securities.....................................................................................8

         (b)    Delivery of the Securities and Payment Therefor................................................9

         (c)    Denominations; Registration....................................................................9

SECTION 3.      Covenants of the Transaction Entities..........................................................9

         (a)    Delivery of Offering Circulars.................................................................9

         (b)    Notice and Effect of Material Events...........................................................9

         (c)    Amendment to Offering Circular and Supplements................................................10

         (d)    Blue Sky Qualifications.......................................................................10

         (e)    REIT Qualification............................................................................10

         (f)    Use of Proceeds...............................................................................10

         (g)    Exchange Act Filings..........................................................................10

         (h)    Listing.......................................................................................10

         (i)    Registration Rights Agreement.................................................................10

         (j)    Due Diligence.................................................................................10

         (k)    Integration...................................................................................10

         (l)    Investment Company Act........................................................................11

SECTION 4.      Payment of Expenses...........................................................................11

SECTION 5.      Conditions of Initial Purchaser's Obligations.................................................11

         (a)    Opinion of Counsel for Company................................................................11

         (b)    Opinion of Counsel for Initial Purchaser......................................................11

         (c)    Accountant's Comfort Letter...................................................................11

         (d)    Bring-down Comfort Letter.....................................................................12

         (e)    Officers Certificates.........................................................................12

         (f)    Material Change in Position of Transaction Entities...........................................12

         (g)    General Material Changes......................................................................12

         (h)    Performance of Obligations....................................................................13

         (i)    Registration Rights Agreement.................................................................13

         (j)    Offering Circular.............................................................................13

         (k)    Additional Documents..........................................................................13

SECTION 6.      Indemnification and Contribution..............................................................13

                                TABLE OF CONTENTS
                                   (continued)

         (a)    Indemnification of Initial Purchaser..........................................................13

         (b)    Indemnification of Company, Directors and Officers............................................14

         (c)    Actions Against Parties; Notification.........................................................14

         (d)    Contribution..................................................................................15

         (e)    Information Furnished.........................................................................16

SECTION 7.      Termination...................................................................................16

SECTION 8.      Reimbursement of Initial Purchaser's Expenses.................................................16

SECTION 9.      Notices, etc..................................................................................16

SECTION 10.     Persons Entitled to Benefit of Agreement......................................................16

SECTION 11.     Survival......................................................................................17

SECTION 12.     Definition of the Terms "Business Day" and "Subsidiary".......................................17

SECTION 13.     Governing Law.................................................................................17

SECTION 14.     Counterparts..................................................................................17

SECTION 15.     Headings......................................................................................17

SCHEDULE 1      Selling Restrictions..........................................................................19

SCHEDULE 2      Common Share Certificate Legend...............................................................20

SCHEDULE 3      Capitalization of the Company.................................................................21

Exhibit A       Registration Rights Agreement.................................................................22

Exhibit B       Form of Company Counsel Opinion...............................................................23

Exhibit C       Form of Company Maryland Counsel Opinion........................................................

                            PRENTISS PROPERTIES TRUST
                    (a Maryland real estate investment trust)

                                  Common Shares

                               PURCHASE AGREEMENT

                                                               February 25, 2002

SALOMON SMITH BARNEY INC.
388 Greenwich Street
32nd Floor
New York, New York  10013

Ladies and Gentlemen:

     Prentiss Properties Trust, a Maryland real estate investment trust (the "Company"), Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership (the "Operating Partnership") and Prentiss Properties I, Inc., a Delaware corporation (the "General Partner," and together with the Company and the Operating Partnership, the "Transaction Entities") confirm their agreement with Salomon Smith Barney Inc. ("Salomon Smith Barney" or the "Initial Purchaser"), with respect to the issue and sale by the Company and the purchase by the Initial Purchaser, of 613,750 shares (the "Firm Shares") of its common shares of beneficial interest, par value $0.01 per share (the "Common Shares"). In addition, the Company hereby grants the Initial Purchaser the option to purchase from the Company up to an additional 92,063 Common Shares (the "Option Shares") in the manner provided herein. The Initial Purchaser is acting as sponsor and depositor and is therefore considered an affiliate of the Trust. As used herein, "Securities" shall mean the Firm Shares and the Option Shares purchased hereby.

     The Company understands that the Initial Purchaser intends to deposit the Securities (as defined below) with the trustee of The Equity Focus Trusts-REIT Portfolio Series, 2002-A (the "Trust"), a registered unit investment trust under the Investment Company Act of 1940, as amended, in exchange for units in the Trust.

     The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon one or more exemptions therefrom, or in transactions not subject thereto. In connection with such issuance, the Company has prepared a confidential offering circular dated February 25, 2002 (as amended or supplemented, including any exhibits thereto, the "Offering Circular"); provided, however, that the Offering Circular shall be deemed to include all
--------  -------
documents incorporated by reference therein (all of such incorporated documents were filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), prior to the date hereof.

     The Initial Purchaser and the Trust will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the Firm Closing Time (as defined herein) and to be substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company will file a registration statement on an appropriate registration form under the Securities Act with the Commission covering the resale by the Trust of the Securities to be delivered in connection with the transactions contemplated herein.

     The Initial Purchaser hereby confirms it is a "qualified institutional buyer" as defined in Rule 144A of the Securities Act. The Initial Purchaser hereby confirms that it is an "Accredited Investor" as such term is defined in Regulation D under the Securities Act and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities, and the Initial Purchaser is capable of bearing the economic risks of such investment. The Initial Purchaser, subject to the completeness and accuracy of the representations and warranties contained herein, has been provided, to its satisfaction, the opportunity to ask questions concerning the terms and conditions of the offering and sale of the Securities and have had all such questions answered to their respective satisfaction and have been supplied all additional information deemed necessary by them to verify the accuracy of the information furnished to them.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Offering Circular shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Offering Circular; and all references in this Agreement to amendments or supplements to the Offering Circular shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Offering Circular. Capitalized terms used but not otherwise defined shall have the meanings given to those terms in the Offering Circular.

     SECTION 1. Representations and Warranties. The Transaction Entities
                ------------------------------
represent and warrant, jointly and severally, to the Initial Purchaser, as of the date hereof and as of each Closing Time (as defined below) (in each case, a "Representation Date"), as follows:

     (a) Neither the Company nor any of its affiliates, as such term is defined in Rule 501(b) under the Securities Act (each, an "Affiliate"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act.

     (b) The Offering Circular does not, and at each Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this
                                                          --------
representation, warranty and agreement shall not apply to statements in or omissions from the Offering Circular made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Offering Circular.

     (c) The documents incorporated by reference in the Offering Circular, at the time each was filed with the Commission, complied in all material respects with the Exchange Act and the rules and regulations thereunder, and none of such documents, at such dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise), and has all power and authority necessary to own or hold its real properties owned, directly or indirectly, by the Company or the Operating Partnership (the "Properties"), to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. None of the subsidiaries of the Company (other than the Operating Partnership, the General Partner, and Prentiss Properties Real Estate Fund I, L.P., a Delaware limited partnership ("PPREF") (collectively, the

"Significant Subsidiaries")) is a "significant subsidiary," as such term is defined in Rule 405 of the Securities Act.

     (e) The Company has an authorized capitalization as set forth on Schedule 3 hereto, and all of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description thereof disclosed in the Offering Circular. Except as disclosed in the Offering Circular, no shares of beneficial interest of the Company are reserved for any purpose, and except as disclosed in the Offering Circular and except for the equity interests in the Operating Partnership ("Units"), there are no outstanding securities convertible into or exchangeable for any shares of beneficial interest of the Company, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of beneficial interest or any other securities of the Company.

     (f) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the State of Delaware, is duly qualified to do business as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise), and has all partnership power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The General Partner is the sole general partner of the Operating Partnership. The Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended to date (the "Operating Partnership Agreement"), is in full force and effect, and the aggregate percentage interests of the Company, the General Partner and the limited partners in the Operating Partnership are as disclosed in the Offering Circular.

     (g) The General Partner has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise), and has all corporate power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. All of the issued and outstanding capital stock of the General Partner has been duly authorized and validly issued and is fully paid and non-assessable, is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities and has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws). No shares of capital stock of the General Partner are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of the General Partner, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of the General Partner.

     (h) PPREF has been duly organized and is validly existing as a limited partnership under the laws of the State of Delaware, is duly qualified to do business as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise), and has all partnership power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. Except as disclosed in the Offering Circular, all of the partnership interests of PPREF are owned directly or indirectly by the Company and the Operating Partnership, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

     (i) The Securities have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of the Securities in accordance herewith, the Initial Purchaser will receive good, valid and marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims, restrictions and equities other than the restrictions contained in this Agreement, the Registration Rights Agreement or otherwise disclosed in the Offering Circular. The terms of the Securities conform in all material respects to all statements and descriptions related thereto disclosed in the Offering Circular. The form of the certificates to be used to evidence the Securities will at each Closing Time comply with all applicable legal requirements. The issuance of the Securities is not subject to any preemptive or other similar rights.

     (j) (A) This Agreement has been duly and validly authorized, executed and delivered by each of the Transaction Entities; (B) the Registration Rights Agreement, when executed and delivered at the Firm Closing Time will be duly and validly authorized, executed and delivered by, and, assuming the due authorization, execution and delivery by the Initial Purchaser, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditor's rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and (C) the Operating Partnership Agreement has been duly and validly authorized, executed and delivered by, and is a valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditor's rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     (k) The execution, delivery and performance of this Agreement by each of the Transaction Entities, and of the Registration Rights Agreement by the Company, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Transaction Entities is a party or by which any of the Transaction Entities is bound or to which any of the Properties or other assets of any of the Transaction Entities is subject, nor will such actions result in (1) any violation of the provisions of the charter, by-laws, certificate of limited partnership or agreement of limited partnership of any of the Transaction Entities, or (2) any material statute or any material order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Transaction Entities or any of their properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as have already been obtained as may be required under the Exchange Act, the listing requirements of the New York Stock Exchange, and applicable state securities laws in connection with the purchase and distribution of the Securities by the Initial Purchaser, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities, or of the Registration Rights Agreement by the Company, and the consummation of the transactions contemplated hereby and thereby.

     (l) Other than the Registration Rights Agreement, the Operating Partnership Agreement, the registration rights agreement, dated as of June 25, 1998, by and between the Company and Belair Capital Fund LLC, the registration rights agreement, dated as of March 14, 2001, by and between Prentiss Properties Acquisition Partners, L.P. and Brandywine Operating Partnership, L.P. and as described in the Offering Circular, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities to be registered pursuant to the Registration Rights Agreement.

     (m) None of the Transaction Entities nor any of the Properties has sustained, since the date of the latest audited financial statements disclosed in the Offering Circular, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Offering Circular; and, since such date, there has not been any change in the capital stock or long-term debt of any of the Transaction Entities or any material adverse change in or affecting any of the Properties or the general affairs, management, financial position, stockholders' equity or results of operations of any of the Transaction Entities, other than as set forth or contemplated in the Offering Circular.

     (n) The financial statements (including the related notes and supporting schedules) incorporated by reference in the Offering Circular present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise noted therein.

     (o) PricewaterhouseCoopers L.L.P., who have certified certain financial statements of the Company, whose reports are disclosed in the Offering Circular and who have delivered the initial letter referred to in Section 5(d) hereof, are independent public accountants as required by the Securities Act.

     (p) Each of the Company and the Operating Partnership has obtained title insurance insuring (i) good and marketable title to the Properties owned by them (other than the Properties located in Texas) and (ii) good and indefeasible title to the Properties owned by them in Texas, in each case free and clear of all liens, encumbrances, claims, security interests and defects, subject only to customary easements and encumbrances and other exceptions to title which do not materially impair the operation, development or use thereof for the purposes intended therefor as contemplated by the Offering Circular, on each of such Properties.

     (q) Except as disclosed in the Offering Circular and on Schedule 1(q) attached hereto: (A) to the knowledge of the Transaction Entities, the operations of the Company, the Operating Partnership, the General Partner, Prentiss Properties Limited, Inc. and Prentiss Properties Management, L.P. (each a "Manager"), and the Properties are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws except where noncompliance would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise; (B) to the knowledge of the Transaction Entities, none of the Transaction Entities or any Property has caused or suffered any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property that could result in the incurrence of liabilities under, or any violations of, any Environmental Law, except as would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise; (C) none of the Transaction Entities have received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property except where noncompliance would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise; (D) none of the Transaction Entities has actual knowledge of any written notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (E) no

Property is included or, to the knowledge of the Transaction Entities, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Transaction Entities has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Transaction Entities, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

     (r) As used herein, "Hazardous Substance" shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section. 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section. 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. Section. 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. Section. 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section. 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. Section. 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section. 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the Environment or of human health from environmental effects to the extent the Company, the Operating Partnership, the General Partner, and the Properties are legally obligated to comply with such laws, ordinances, regulations, rules and orders; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance.

     (s) Each Transaction Entity and their subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its assets and properties and as is customary for companies engaged in similar businesses in similar industries.

     (t) Each Transaction Entity owns or possesses, or can acquire on reasonable terms, adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others (except where such conflict would not, individually or in the aggregate, have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise).

     (u) Except as described in the Offering Circular, there are no legal or governmental proceedings pending to which any Transaction Entity or Significant Subsidiary is a party or of which any property or assets of any Transaction Entity or Significant Subsidiary is the subject which, if determined adversely to such Transaction Entity or Significant Subsidiary, would reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations or business of the Company and its subsidiaries considered as a single enterprise; and to the best knowledge of the Transaction Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (v) Other than contracts to be filed in the Company's Annual Report on Form 10-K for the period ended December 31, 2001 and disclosed to the Initial Purchaser, there are no contracts or other documents which are required to be filed by the Exchange Act or by the rules and regulations thereunder which have not been so filed by the Company.

     (w) No labor disturbance by the employees of any Transaction Entity exists or, to the knowledge of the Transaction Entities, is imminent which might be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries considered as a single enterprise.

     (x) Each Transaction Entity is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which any Transaction Entity would have any liability; no Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the "Code"); and each "pension plan" for which any Transaction Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     (y) Each Transaction Entity has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon {and all other material taxes otherwise due and payable), and no tax deficiency has been determined adversely to any Transaction Entity which has had (nor does any Transaction Entity have any knowledge of any tax deficiency which, if determined adversely to it might have) a material adverse effect on the financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries considered as a single enterprise.

     (z) At all times since October 22, 1996, the Company, the Operating Partnership, the General Partner, and the Managers have been organized and operated in conformity with the requirements for qualification and taxation of the Company as a real estate investment trust under the Code and the proposed method of operation of the Company, the Operating Partnership, the General Partner and the Managers will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

     (aa) Since the date as of which information is given in the Offering Circular through the date hereof, and except as may otherwise be disclosed in the Offering Circular, no Transaction Entity has (i) issued or granted any securities, except for the issuance of securities under employee benefit plans and the issuance of Common Shares pursuant to the dividend reinvestment component of the Company's Dividend Reinvestment and Share Purchase Plan or upon the exchange of Units pursuant to the Operating Partnership Agreement, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock (other than regular quarterly dividends) and dividends declared and paid in accordance with the terms of any series of preferred shares or units of the Company or the Operating Partnership.

     (bb) Each Transaction Entity and their subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

     (cc) Neither the Company nor any Significant Subsidiary (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business which such violation or default, in the case of violations and defaults described in clauses (ii) and (iii), would have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise.

     (dd) No Transaction Entity, nor any director, trustee, officer, agent, employee or other person associated with or acting on behalf of any Transaction Entity, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     (ee) No Transaction Entity is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

     (ff) Other than this Agreement and as set forth in the Offering Circular under the heading "Plan of Distribution," there are no contracts, agreements or understandings between any Transaction Entity and any person that would give rise to a valid claim against any Transaction Entity or the Initial Purchaser for a brokerage commission, finder's fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

     (gg) None of the Transaction Entities or their affiliates or any person acting on any of their behalf (other than the Initial Purchaser, as to whom the Transaction Entities make no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or in any manner involving a public offering, within the meaning of Section 4(2) of the Securities Act, or under circumstances that would require the registration of the Securities under the Securities Act or securities laws of any of the states in the United States.

     (hh) Subject to compliance by the Initial Purchaser with the terms and conditions and the accuracy of the Initial Purchaser's representations and warranties set forth herein, it is not necessary, in connection with the offer, sale and delivery of the Securities to the Initial Purchaser and the deposit of the Securities with the trustee by the Initial Purchaser in exchange for units in the Trust in the manner contemplated by this Agreement and the Offering Circular, to register the Securities under the Securities Act.

     SECTION 2. Sale and Delivery to the Initial Purchaser; Closing.
                ---------------------------------------------------

     (a)  Securities.

          (1) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at a purchase price of $26.94 per Common Share (which represents a 4.97% discount to the $28.35 closing price of the Common Shares on the date hereof), the Firm Shares.

          (2) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the Initial Purchaser the option to purchase, and the Initial Purchaser shall have the right to purchase from the Company, all or any portion of the Option Shares at the same purchase price per share to be paid by the Initial Purchaser to the Company for the Firm Shares. This option may be exercised by the Initial Purchaser at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered (such date and time being herein referred to as the "Option Closing Time"); provided, however, that the Option Closing Time shall not be later than the tenth business day after the date on which the option shall have been exercised.

          (3) The Initial Purchaser represents, warrants and agrees that it, the Trust (as hereinafter defined) and each of their respective Affiliates, has complied and will comply with the terms set out in Schedule 1. The Initial Purchaser acknowledges that it has been given the opportunity to ask questions of, and receive answers from, the Company and its business and prospects and concerning the Securities, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Offering Circular or which was otherwise provided. The Company understands that the Initial Purchaser intends to deposit the Securities with the trustee of the Trust in exchange for units in the Trust.

     (b)  Delivery of the Securities and Payment Therefor.

          (1) Payment of the purchase price for, and delivery of, the Firm Shares shall be made at the office of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York, 10166-0153, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, at 10:00 A.M. (Eastern time) on the third business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchaser and the Company (such time and date of payment and delivery being herein called "Firm Closing Time," and together with the Option Closing Time, the "Closing Time.").

          (2) Payment of the purchase price for, and delivery of, the Option Shares shall be made at the Option Closing Time in substantially the same manner as the Firm Shares.

          (3) Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Initial Purchaser of the Securities to be purchased by it.

          (4) The certificates for the Securities shall contain the legends set forth on Schedule 2 in addition to standard legends including legends describing restrictions on transfer for the purpose of the maintenance of real estate investment trust status under the Code; provided that replacement certificates not bearing a legend referring to the absence of registration under the Securities Act shall be delivered upon a request by the holder thereof following the earlier of the date on which (i) such Securities have been registered under the Securities Act and resold pursuant thereto or (ii) such legend is, in the opinion of counsel to the Company, no longer required.

     (c) Denominations; Registration. Certificates for the Securities shall be in such denominations and registered in such names as the Initial Purchaser may request in writing at least two full business days prior to each Closing Time.

     SECTION 3. Covenants of the Transaction Entities.
                -------------------------------------

     The Transaction Entities covenant with the Initial Purchaser as follows:

     (a) Delivery of Offering Circulars. The Company will deliver to the Initial Purchaser, without charge, as many copies of the Offering Circular and any amendment or supplement thereto, as the Initial Purchaser may reasonably request. The Company consents to the delivery of the Offering Circular and any amendment or supplement thereto by the Initial Purchaser to the Trust, in connection with the deposit of the Securities with the trustee in exchange for units in the Trust, as contemplated herein.

     (b) Notice and Effect of Material Events. The Company will promptly notify the Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction for six months from the date of this Agreement, and
(y) prior to the completion of the deposit of the Securities by the Initial Purchaser as evidenced by a notice in writing from the Initial Purchaser to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Transaction Entities and their subsidiaries which (i) make any statement in the Offering Circular false or misleading or (ii) are not disclosed in the Offering Circular. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchaser or counsel for the Initial Purchaser, to amend or supplement the Offering Circular in order that the Offering Circular not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Circular by preparing and furnishing to the Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Circular (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchaser) so that, as so amended or supplemented, the Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the Trust, not misleading.

     (c) Amendment to Offering Circular and Supplements. The Company will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Circular and will not effect such amendment or supplement without the consent of the Initial Purchaser. Neither the consent of the Initial Purchaser, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

     (d) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Initial Purchaser, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Initial Purchaser may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this

Agreement; provided, however, that the Company shall not be obligated to file
           --------  -------
any general consent to service of process or to qualify or register as a foreign partnership or as a dealer in securities in any jurisdiction in which it is not so qualified or registered, or provide any undertaking or make any change in its charter or by-laws that the Board of Trustees of the Company reasonably determines to be contrary to the best interests of the Company and its stockholders or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified or registered, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.

     (e) REIT Qualification. The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code.

     (f) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Circular under "Use of Proceeds."

     (g) Exchange Act Filings. During a period of two years from the latest Closing Time, the Company will make available to the Initial Purchaser, (i) promptly upon their becoming available, copies of all current, quarterly and yearly reports of the Company on Form 10-Q, Form 10-K, Form 8-K or proxy statement mailed to its stockholders.

     (h) Listing. The Company will use its best efforts to effect, subject to official notice of issuance, and maintain the listing of the Securities, at or prior to the Firm Closing Time, on the New York Stock Exchange.

     (i) Registration Rights Agreement. The Company will comply with all of the terms and conditions of the Registration Rights Agreement.

     (j) Due Diligence. In connection with the original distribution of the Securities, the Company agrees that, prior to any offer or resale of Securities by the Initial Purchaser, the Initial Purchaser and counsel for the Initial Purchaser shall have the right to make reasonable inquiries into the business of the Company and its subsidiaries.

     (k) Integration. The Company agrees that it will not and will cause its Affiliates not to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchaser or (ii) the resale of the Securities by the Initial Purchaser to the Trust as described herein) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

     (l) Investment Company Act. The Transaction Entities agree to take such steps as shall be necessary to ensure that none of the Transaction Entities shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

     SECTION 4. Payment of Expenses. The Company will pay all expenses incident
                -------------------
to the performance of its obligations under this Agreement, the Registration Rights Agreement, including (i) the preparation and delivery to the Initial Purchaser of this Agreement, the Registration Rights Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (ii) the preparation, issuance and delivery of the certificates for the Securities to the

Initial Purchaser, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), (iv) the qualification of the Securities under state securities in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection therewith and in connection with any Blue Sky survey, (v) the fees
                                                ---------------
and expenses incurred with respect to the listing of the Securities, if applicable, and (vi) the printing and delivery to the Initial Purchaser of copies of the Offering Circular and any amendments or supplements thereto. All other selling expenses incurred in connection with the sale of the Securities by a holder of registration rights under the Registration Rights Agreement shall be borne by such holder. The Company shall have no obligation to pay and shall, not pay any underwriting fees, discounts, commissions or transfer taxes in connection with the offer and sale of the Securities by such holder, and each of the Company, the Initial Purchaser and any such holder shall pay the expenses of its own counsel.

     SECTION 5. Conditions of Initial Purchaser's Obligations.
                ---------------------------------------------

The obligations of the Initial Purchaser are subject to the accuracy of the representations and warranties of the Transaction Entities contained in Section 1 hereof or in certificates of any officer or authorized representative of the Transaction Entities delivered pursuant to the provisions hereof, to the performance by the Transaction Entities of their covenants and other obligations hereunder, and to the following further conditions:

     (a) Opinion of Counsel for Company. At each Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of each Closing Time, of (i) Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Company, substantially in the form of Exhibit B in form and substance satisfactory to counsel for the Initial Purchaser and (ii) Ballard, Spahr, Andrews & Ingersoll, LLP, special Maryland counsel for the Company, substantially in the form of Exhibit C, in form and substance reasonably satisfactory to the Initial Purchaser.

     (b) Opinion of Counsel for Initial Purchaser. At each Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of each Closing Time, of Clifford Chance Rogers & Wells LLP, counsel for the Initial Purchaser, substantially in the form of Exhibit D, in form and substance satisfactory to the Initial Purchaser.

     (c) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Initial Purchaser shall have received from PricewaterhouseCoopers LLP a letter, dated such date, in form and substance satisfactory to the Initial Purchaser and counsel to the Initial Purchaser, containing statements and information of the type ordinarily included in accountants' "comfort letters" as set forth in the AICPA's Statement on Auditing Standards 72 to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Offering Circular.

     (d) Bring-down Comfort Letter. At each Closing Time, the Initial Purchaser shall have received from PricewaterhouseCoopers LLP a letter, dated as of each Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to such Closing Time.

     (e) Officers Certificates. Each Transaction Entity shall have furnished to the Initial Purchaser a certificate, dated each Closing Time, of its Chairman of the Board of Trustees, its President or a Vice President and its Chief Financial Officer stating that:

          (i) The representations, warranties and agreements of the Transaction Entities in Section 1 are true and correct as of such Closing Time; the Transaction Entities complied with all of their agreements contained herein; and the conditions set forth in Sections 5(h) have been fulfilled; and

          (ii) They have carefully examined the Offering Circular and, in their opinion, the Offering Circular did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (f) Material Change in Position of Transaction Entities. (i) None of the Transaction Entities or any Property shall have sustained, since the date of the latest audited financial statements disclosed in the Offering Circular, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular or (ii) since such date there shall not have been any change in the capital stock or long-term debt of any Transaction Entity or any change, or any development involving a prospective change, in or affecting any Property or the general affairs, management, financial position, stockholders' equity or results of operations of any Transaction Entity, otherwise than as disclosed in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable (a) to commence or continue the offering of the units in the Trust to the public, or (b) to enforce contracts for the sale of Units in the Trust.

     (g) General Material Changes. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a national or international calamity or crisis or material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable (a) to commence or continue the offering of the units in the Trust to the public, or (b) to enforce contracts for the sale of Units in the Trust.

     (h) Performance of Obligations. The Transaction Entities shall not have failed at or prior to each Closing Time to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to each Closing Time.

     (i) Registration Rights Agreement. At the Firm Closing Time, the Company shall have executed and delivered the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A.

     (j) Offering Circular. The Offering Circular (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchaser as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchaser may agree; and no order pursuant to applicable law suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

     (k) Additional Documents. At each Closing Time, counsel for the Initial Purchaser shall have been furnished with such further certificates and documents as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchaser and counsel for the Initial Purchaser.

     SECTION 6. Indemnification and Contribution.
                --------------------------------

     (a) Indemnification of Initial Purchaser. The Transaction Entities jointly and severally, shall indemnify and hold harmless the Initial Purchaser, its officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Circular, an amendment or supplement to the Offering Circular or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Offering Circular or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Offering Circular, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Offering Circular, in light of the circumstances under which they were made), or (iii) any act or failure to act or any alleged act or failure to act by the Initial Purchaser in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Transaction Entities
                                     --------
shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse the Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           --------  -------
that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Transaction Entities may otherwise have to the Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

     (b) Indemnification of Company, Directors and Officers. The Initial Purchaser shall indemnify and hold harmless each Transaction Entity, its officers and employees, each of its directors or trustees, and each person, if any, who controls each Transaction Entity within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which each Transaction Entity or any such director, trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Circular, an amendment or supplement to the Offering Circular or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Offering Circular or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Offering Circular, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse each Transaction Entity and any such director, trustee, officer or controlling person for any legal or other expenses reasonably incurred by each Transaction Entity or any such director, trustee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchaser may otherwise have to each Transaction Entity or any such director, trustee, officer, employee or controlling person.

     (c) Actions Against Parties; Notification. Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying
             --------  -------
party shall not relieve it from any liability which it may have under this
Section 6 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall
     --------
not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party
                                   --------  -------
shall have the right to employ counsel to represent jointly the indemnified party and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying parties under this Section 6 if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party, its officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) Contribution. If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Initial Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities on the one hand and the Initial Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Transaction Entities, on the one hand, and the total discounts received by the Initial Purchaser with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth on the cover page of the Offering Circular. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and deposited with the Trust exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Information Furnished. The Initial Purchaser confirms and each Transaction Entity acknowledges that the statements with respect to the deposit of the Securities by the Initial Purchaser into the Trust set forth on the cover page of the Offering Circular are correct and constitute the only information concerning the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Circular.

     SECTION 7. Termination. The obligations of the Initial Purchaser hereunder
                -----------
may be terminated by the Initial Purchaser by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 5(h), 5(i) or 5(k), shall have occurred or if the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement.

     SECTION 8. Reimbursement of Initial Purchaser's Expenses. If the Company
                ---------------------------------------------
shall fail to tender the Securities for delivery to the Initial Purchaser by reason of any failure, refusal or inability on the part of the Transaction Entities to perform any agreement on their part to be performed, or because any other condition of the Initial Purchaser's obligations hereunder required to be fulfilled by the Transaction Entities is not fulfilled (other than the condition set forth in Section 7(i) herein), the Transaction Entities will reimburse the Initial Purchaser for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase of the Securities.

     SECTION 9. Notices, etc.
                ------------

     All statements, requests, notices and agreements hereunder shall be in writing, and:

     (a) if to the Initial Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division (Fax:
212-816-7360), with a copy, in the case of any notice pursuant to Section 6(c), to the Director of Litigation, Office of the General Counsel, Salomon Smith Barney Inc., 388 Greenwich Street, New York, NY 10013; with a copy to Kathleen
L. Werner, Esq., Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166 (Fax: 212-878-8375);

     (b) if to the Transaction Entities shall be delivered or sent by mail, telex or facsimile transmission to Prentiss Properties Trust, 3890 W. Northwest Highway, Suite 400, Dallas, Texas 75220, Attention: Thomas August (Fax:
214-350-2408); with a copy to Michael E. Dillard, Esq., Akin, Gump, Straus, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201 (Fax:
214-969-4343).

     Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     SECTION 10. Persons Entitled to Benefit of Agreement. This Agreement shall
                 ----------------------------------------
inure to the benefit of and be binding upon the Initial Purchaser, the Transaction Entities and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Transaction Entities contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchaser contained in Section 6(b) of this Agreement shall be deemed to be for the benefit of directors, officers and trustees of the Transaction Entities and any person controlling the Transaction Entities within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 10, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     SECTION 11. Survival. The respective indemnities, representations,
                 --------
warranties and agreements of the Transaction Entities and the Initial Purchaser contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     SECTION 12. Definition of the Terms "Business Day" and "Subsidiary". For
                 ------------------------------------------------------
purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Securities Act.

     SECTION 13. Governing Law. This Agreement shall be governed by and
                 --------------
construed in accordance with the laws of New York.

     SECTION 14. Counterparts. This Agreement may be executed in one or more
                 ------------
counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     SECTION 15. Headings. The headings herein are inserted for convenience of
                 ---------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

     Very truly yours,

                           PRENTISS PROPERTIES TRUST


                           By   /s/ Michael A. Ernst
                                ------------------------------------------------
                                Name:  Michael A. Ernst
                                Title: Senior Vice President and Chief Financial Officer


                           PRENTISS PROPERTIES ACQUISITION
                             PARTNERS, L.P.


                           By   Prentiss Properties I, Inc., its general partner


                           By   /s/ Michael A. Ernst
                                ------------------------------------------------
                                Name:  Michael A. Ernst
                                Title: Senior Vice President and Chief Financial Officer


                           PRENTISS PROPERTIES I, INC.


                           By   /s/ Michael A. Ernst
                                ------------------------------------------------
                                Name:  Michael A. Ernst
                                Title: Senior Vice President and Chief Financial Officer


Accepted:

SALOMON Smith Barney Inc.


By       /s/ Jeff Horowitz
     -------------------------------------
     Name:    Jeff Horowitz
     Title:   Managing Director